UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on December 8, 2014 by Whiting Petroleum Corporation (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company’s acquisition all of the outstanding common shares of Kodiak Oil & Gas Corp. (now known as Whiting Canadian Holding Company ULC, “Kodiak”) as part of a plan of arrangement on December 8, 2014 (the “Arrangement”). The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated balance sheets of Kodiak as of December 31, 2013 and 2012, the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011 and notes to such consolidated financial statements are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited condensed consolidated balance sheets of Kodiak as of September 30, 2014 and December 31, 2013, the related condensed consolidated statements of operations and cash flows for the three and nine months ended September 30, 2014 and September 30, 2013, and notes to such condensed consolidated financial statements are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)	Pro forma financial information.

Unaudited pro forma combined financial information of the Company giving effect to the Arrangement and the Company’s sale on July 15, 2013 of its interests in certain oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(c)	Not applicable.

(d)	Exhibits:

(2.1)	Arrangement Agreement, dated as of July 13, 2014, by and among Whiting Petroleum Corporation, 1007695 B.C. Ltd. and Kodiak Oil & Gas Corp. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 13, 2014 (File No. 001-31899)].

(4.1)	Indenture, dated November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on November 23, 2011 (File No. 001-32920).]

(4.2)	Indenture, dated January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank, National Association, as trustee, and Computershare Trust Company of Canada, as the Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on January 15, 2013 (File No. 001-32920)].

(4.3)	Indenture, dated July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on July 26, 2013 (File No. 001-32920)].

(4.4)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.5)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.6)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.7)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.8)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)]

(4.9)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.10)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.11)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.12)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 8.125% Senior Notes Due 2019.*

(4.13)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2021.*

(4.14)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2022.*

(4.15)	Sixth Amended and Restated Credit Agreement, dated as of August 27, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the various other agents party thereto [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated August 27, 2014 (File No. 001-31899)].

(4.16)	Amended and Restated Guaranty and Collateral Agreement, dated as of December 8, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent.*

(23.1)	Consent of Ernst & Young LLP.

(23.2)	Consent of Netherland, Sewell & Associates, Inc.

(99.1)	Audited Kodiak Consolidated Financial Statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

(99.2)	Unaudited Kodiak Condensed Consolidated Financial Statements as of September 30, 2014 and December 31, 2013 and for the three and nine months ended September 30, 2014 and 2013.

(99.3)	Unaudited Pro Forma Combined Financial Information of the Company.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: February 19, 2015	By:	/s/ James. J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(2.1)	Arrangement Agreement, dated as of July 13, 2014, by and among Whiting Petroleum Corporation, 1007695 B.C. Ltd. and Kodiak Oil & Gas Corp. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 13, 2014 (File No. 001-31899)].

(4.1)	Indenture, dated November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on November 23, 2011 (File No. 001-32920).]

(4.2)	Indenture, dated January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank, National Association, as trustee, and Computershare Trust Company of Canada, as the Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on January 15, 2013 (File No. 001-32920)].

(4.3)	Indenture, dated July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on July 26, 2013 (File No. 001-32920)].

(4.4)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.5)	Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013 (File No. 001-32920)].

(4.6)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.7)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.8)	Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Kodiak Oil & Gas Corp.’s Current Report on Form 8-K filed on October 6, 2014 (File No. 001-32920)].

(4.9)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 8.125% Senior Notes Due 2019 [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.10)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2021 [Incorporated by reference to Exhibit 4.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.11)	First Supplemental Indenture, dated October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Oil & Gas ULC, KOG Finance, LLC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the Kodiak Oil & Gas Corp. 5.500% Senior Notes Due 2022 [Incorporated by reference to Exhibit 4.3 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated October 17, 2014 (File No. 001-31899)].

(4.12)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 8.125% Senior Notes Due 2019.*

(4.13)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2021.*

(4.14)	Second Supplemental Indenture, dated as of December 4, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, Whiting Oil and Gas Corporation, Whiting US Holding Company, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian Trustee, relating to the 5.500% Senior Notes Due 2022.*

(4.15)	Sixth Amended and Restated Credit Agreement, dated as of August 27, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the various other agents party thereto [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated August 27, 2014 (File No. 001-31899)].

(4.16)	Amended and Restated Guaranty and Collateral Agreement, dated as of December 8, 2014, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent.*

(23.1)	Consent of Ernst & Young LLP.

(23.2)	Consent of Netherland, Sewell & Associates, Inc.

(99.1)	Audited Kodiak Consolidated Financial Statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

(99.2)	Unaudited Kodiak Condensed Consolidated Financial Statements as of September 30, 2014 and December 31, 2013 and for the three and nine months ended September 30, 2014 and 2013.

(99.3)	Unaudited Pro Forma Combined Financial Information of the Company.

*	Previously filed.